UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 3, 2024

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

755 Main Street, Building 4, Suite 3

Monroe, Connecticut 06468

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (484) 800-9154

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

The disclosure set forth in Items 3.02 and 5.03 are incorporated into this Item 1.01 by reference.

Item 3.02. Recent Sales of Unregistered Securities

From December 3 to December 4, 2024, Eastside Distilling, Inc. (“Eastside” or the “Company”) entered into a Securities Purchase Agreement with two accredited investors pursuant to which the Company sold units comprised of a total of 215,686 shares of a newly designated Series G Convertible Preferred Stock (“Series G”) and five-year Warrants to purchase a total of 107,843 shares of the Company’s Common Stock for total gross proceeds of $110,000. The offers and sales described above are part of the Company’s offering of up to a total of 5,956,467 shares of Series G and Warrants to purchase up to 2,978,234 shares of Common Stock for total gross proceeds of up to $3,037,800. Since the offering of Series G shares and Warrants commenced on November 26, 2024, the Company has sold a total of 1,382,353 shares of Series G and Warrants to purchase 691,176 shares of Common Stock for total gross proceeds of $705,000. The Company intends to use the net proceeds, after deducting offering expenses and related costs, for working capital and general corporate purposes.

In connection with the foregoing, the Company entered into a registration rights agreement with the investors. The terms of the SPA, Series G, Warrants, and related Registration Rights Agreement were previously disclosed in the Current Report on Form 8-K filed on December 3, 2024.

The offer and sale of the units were exempt from registration Section 4(a)(2) of the Securities Act of 1933 and Rule 506(b) promulgated thereunder.

The foregoing description of the terms of the Series G, the Warrants, the SPA, the Registration Rights Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the forms of the Series G, the form of Warrant, the form of SPA, and the form of Registration Rights Agreement, copies of which are filed or incorporated by reference as Exhibits 3(a)(1), 3(a)(2), 4(a), 10(a) and 10(b), respectively, to the Form 8-K filed on December 3, 2024 and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

		Incorporated by Reference			Filed or Furnished
Exhibit #	Exhibit Description	Form	Date	Number	Herewith
3(a)(1)	Certificate of Designation of Series G Preferred Stock, filed on November 26, 2024	8-K	12/3/2024	3(a)(1)
3(a)(2)	Certificate of Correction of Series G Preferred Stock, filed on December 2, 2024	8-K	12/3/2024	3(a)(2)
4(a)	Form of Warrant	8-K	12/3/2024	4(a)
10(a)	Form of Securities Purchase Agreement*	8-K	12/3/2024	10(a)
10(b)	Form of Registration Rights Agreement*	8-K	12/3/2024	10(b)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain schedules, appendices and exhibits to this agreement have been omitted in accordance with Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished supplementally to the Securities and Exchange Commission staff upon request.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2024

EASTSIDE DISTILLING, INC.

By:	/s/ Geoffrey Gwin
Geoffrey Gwin
Chief Executive Officer

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